EXHIBIT 10.2

EXECUTION COPY

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (“Agreement”), dated as of April 30, 2012, is entered into by and among (w) CONSTELLATION OVERSEAS LTD., a company incorporated in the British Virgin Islands (“Company Assignor”), (x) QGOG CONSTELLATION S.A., a company incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 40, avenue Monterey L - 2163 Luxembourg, registered with the register of commerce and companies of Luxembourg (“RCS”) under registration number B163.424 (the “Company Assignee”), (y) CIPEF CONSTELLATION COINVESTMENT FUND, L.P., a limited partnership organized under the laws of Delaware (“Original Capital 1”), CIPEF V CONSTELLATION HOLDING, L.P., a limited partnership organized under the laws of Delaware (“Original Capital 2” and, together with Original Capital 1, the “Investor Assignors”) and (z) CONSTELLATION COINVESTMENT S.à.r.l, a company organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 5 Rue Guillaume Kroll, L-I882 Luxembourg, registered with the RCS under registration number B167.337 (“Capital 1”) and CONSTELLATION HOLDING S.à.r.l, a company organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 5 Rue Guillaume Kroll, L-1882 Luxembourg, registered with the RCS under registration number B167.333 (“Capital 2” and, together with Capital 1, the “Investor Assignees”).

WHEREAS, the Company Assignor and the Investor Assignors are party to a Registration Rights Agreement, dated June 15, 2010 (the “Registration Rights Agreement”);

WHEREAS, the Company Assignor and Investor Assignors are willing to transfer and assign to the Company Assignee and the Investor Assignees, and the Company Assignee and the Investor Assignees are willing to assume, subject to the terms and conditions set forth herein, all of their respective rights, obligations and responsibilities, as applicable, arising from or in connection with the Registration Rights Agreement;

Now, therefore, in consideration of the foregoing and of the representations, warranties, and covenants set forth herein, the parties agree as follows:

1.	Assignment

1.1	As of the date hereof, the Company Assignor hereby assigns and transfers to the Company Assignee, and the Company Assignee hereby accepts and assumes from the Company Assignor, all of the Company Assignor’s rights, obligations and responsibilities under the Registration Rights Agreement.

1.2	As of the date hereof, the Investor Assignors hereby assign and transfer to the Investor Assignees, and the Investor Assignees hereby accept and assume from the Investor Assignor, all of the Investor Assignors’ rights, obligations and responsibilities under the Registration Rights Agreement.

2.	Counterparts

2.1	This Agreement is executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same Agreement.

3.	Governing Law

3.1	All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement, and all matters relating hereto, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the first date written above.

CONSTELLATION OVERSEAS LTD.

By:	/s/ Leduvy de Pina Gouvea Filho
Name: Leduvy de Pina Gouvea Filho
Title: Director and Chief Executive Officer

By:	/s/ Luis Alberto Andres
Name: Luis Alberto Andres
Title: Chief Operating Officer

3

CIPEF CONSTELLATION COINVESTMENT FUND, L.P.

By:	/s/ Nelson Lee
Name: Nelson Lee
Title: Authorized Signatory

[Signature Pages to Registration Rights Assignment and Assumption Agreement]

CIPEF V CONSTELLATION HOLDING, L.P.

By:	/s/ Nelson Lee
Name: Nelson Lee
Title: Authorized Signatory

[Signature Pages to Registration Rights Assignment and Assumption Agreement]

QGOG CONSTELLATION S.A.

By:	/s/ Onno Bouwmeister
Name: Onno Bouwmeister
Title: Authorized Signatory

6

CONSTELLATION COINVESTMENT S.à.r.l.,

Manager A

CIPEF V Global Management, LLC

By:	/s/ Nelson Lee
Name: Nelson Lee
Title: Authorized Signatory

Manager B

By:	/s/ Ingred Moinet
Name: Ingred Moinet
Title: Authorized Signatory

[Signature Pages to Registration Rights Assignment and Assumption Agreement]

CONSTELLATION HOLDINGS S.à.r.l.,

Manager A

CIPEF V Global Management, LLC

By:	/s/ Nelson Lee
Name: Nelson Lee
Title: Authorized Signatory

Manager B

By:	/s/ Ingred Moinet
Name: Ingred Moinet
Title: Authorized Signatory

[Signature Pages to Registration Rights Assignment and Assumption Agreement]